SM&R INVESTMENTS, INC.

Supplement dated May 10, 2007 to the December 31, 2006 Class A and B Prospectus

Disclosure Related to the SM&R Alger Small-Cap Fund


Restrictions on New Purchases and Exchanges for Shares of the SM&R Alger Small-Cap Fund

         Effective June 1, 2007, Class A shares and Class B shares the SM&R Alger Small-Cap Fund (the "Fund") will be available for purchase only by existing shareholders of the Fund who maintain open accounts. Shareholders who own shares of the Fund as of May 31, 2007 will still be permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. In the event a shareholder no longer owns any shares of the Fund after May 31, 2007, such shareholder will no longer be eligible to purchase shares of the Fund.

	Also effective June 1, 2007, shareholders of other series of SM&R Investments, Inc. will no longer be permitted to exchange any of their shares for shares of the Fund, unless the shareholders are also eligible to purchase shares of the Fund as described above.

	Securities Management and Research, Inc., the Fund's investment adviser and principal underwriter, reserves the right at any time to modify or eliminate these restrictions.


Form 9094-S (5/07)